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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2003


                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
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                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     333-102282             48-1195807
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(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
        Incorporation)                    Number)          Identification No.)

      8140 Ward Parkway, Suite 300
          Kansas City, Missouri                                    64114
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(Address of Principal Executive                                  (Zip Code)
            Offices)

        Registrant's telephone number, including area code (816) 237-7000

              1901 West 47/th/ Place, Suite 105, Westwood, KS 66205
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          (Former name or former address, if changed since last report)

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     Item 5. Other Events

          In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-1, by NovaStar Mortgage Funding Trust, Series 2003-1, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1 -- Related Revised Computational Materials (as defined in
          Item 5 above).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NOVASTAR MORTGAGE FUNDING CORPORATION

                                           Registrant


                                           By: /s/ Matt Kaltenrieder
                                              -----------------------------
                                              Name:  Matt Kaltenrieder
                                              Title: Vice President

Dated: February 18, 2003


                                       3

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Related Revised Computational Materials (as defined in Item 5 above).